SUPPLEMENT DATED FEBRUARY 6, 2006 TO THE
                                                         TRAVELERS INDEX ANNUITY
                                 PROSPECTUS DATED MAY 2, 2005 (AS SUPPLEMENTED):



The following information supplements, and to the extent inconsistent therewith, replaces the information in the Variable Annuity Contract Prospectus listed above. Please retain this supplement and keep it with the Prospectus for future reference.


VARIABLE FUNDING OPTION NAME CHANGE

Effective February 6, 2006, Scudder VIT Small Cap Index Fund, a series of DWS Investments VIT Funds (formerly Scudder Investments VIT Funds) changed its name to "DWS Small Cap Index VIP."

Therefore, all references to Scudder VIT Small Cap Index Fund are hereby deleted and replaced with DWS Small Cap Index VIP. Certain documents or information you may receive about your Contract may continue to reflect the old Trust and Variable Funding Option name until such time as updates are made.



MORE INFORMATION ABOUT THESE VARIABLE FUNDING OPTIONS IS CONTAINED IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS. CURRENT PROSPECTUSES FOR THE UNDERLYING FUNDS CAN BE OBTAINED BY CALLING 1-866-376-0389.